UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________

SCHEDULE 14A

_________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Armlogi Holding Corp.
(Name of Registrant as Specified In Its Charter)
______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of 2026 Annual Meeting of
Stockholders and Proxy Statement

To our Stockholders:

You are cordially invited to attend the 2026 annual meeting (the “Annual Meeting”) of the stockholders of Armlogi Holding Corp. (the “Company,” “we,” “our,” and “us”) to be held virtually on December 7, 2026 at 1:00 PM Eastern Time (10:00 AM Pacific Time). At the Annual Meeting, we will ask you to consider the following proposals:

1.      To elect five directors to the board of directors (the “Board”) to serve until their successors are duly elected and qualified at the 2027 annual meeting of stockholders;

2.      Ratify the appointment of ZH CPA, LLC as the independent registered public accounting firm of the Company for the year ending June 30, 2027;

3.      To approve the Company’s 2026 Stock Incentive Plan;

4.      To approve the issuance of shares of common stock (the “Common Stock”) of the Company to Aidy Chou, the Company’s Chief Executive Officer, Director, and Chairman of the Board, as compensation for past services rendered to the Company; and

5.      Consider any other business as may be properly brought before the meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on October 23, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment, postponement, or continuation thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting for at least 10 days prior to the date of the meeting.

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the Annual Meeting, submit your questions, and vote during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/BTOC2026 shortly prior to the start of the meeting and entering the 16-digit control number found on the proxy card or voting instruction form.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we hope that you will vote as soon as possible.

Dated: October 27, 2026

By Order of the Board,
/s/ Aidy Chou
Aidy Chou
Chief Executive Officer, Director, and Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 7, 2026

Armlogi Holding Corp.
20301 East Walnut Drive North
Walnut, California 91789

Date:	December 7, 2026
Time:	1:00 PM ET (10:00 AM PT)
Location:	Virtual Meeting Online at www.virtualshareholdermeeting.com/BTOC2026
Record Date:	October 23, 2026

Items of Business

1.      Proposal #1:    Elect five directors to the Board to serve until their successors are duly elected and qualified at the 2027 annual meeting of stockholders;

2.      Proposal #2:    Ratify the appointment of ZH CPA, LLC as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2027;

3.      Proposal #3:    Approve the Company’s 2026 Stock Incentive Plan; and

4.      Proposal #4:    Approve the issuance of shares of Common Stock to Aidy Chou, the Company’s Chief Executive Officer, Director, and Chairman of the Board, as compensation for past services rendered to the Company.

The Board recommends that you vote “FOR” the election of each of the director nominees included in Proposal No. 1, “FOR” Proposal No. 2, “FOR” Proposal No. 3, and “FOR” Proposal No. 4.

How to Vote

•        By Internet:    Before the Annual Meeting, you may vote online at www.proxyvote.com; during the Annual Meeting, you may vote online at www.virtualshareholdermeeting.com/BTOC2026.

•        By Telephone:    You may vote by calling 1-800-690-6903.

•        By Mail:    You may vote by completing and returning the enclosed proxy card in the postage-paid envelope provided with it or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

This communication is not a form for voting and presents only an overview of the more complete proxy materials. The Company encourages you to review the complete proxy materials before voting. You will receive paper copies of all of our proxy materials by mail and can also access our proxy materials online at www.proxyvote.com or in the Investor Relations section of our website at ir.armlogi.com. The paper copies of all of our proxy materials are first being distributed or made available, as the case may be, to our stockholders on or about October 27, 2026.

THE 2026 ANNUAL REPORT OF THE COMPANY ACCOMPANIES THIS NOTICE

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be held on December 7, 2026: This Proxy Statement and our Annual Report on Form 10-K are available at www.proxyvote.com and can be obtained, free of charge, by entering the 16-digit control number found on the proxy card or voting instruction form.

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Proxy Statement Summary

Below are the highlights of the important information you will find in this Proxy Statement. As this is only a summary, we request that you please review the full Proxy Statement before casting your vote.

General Meeting Information

2026 Annual Meeting Date and Time	December 7, 2026 1:00 PM ET (10:00 AM PT)
Place	Virtual Meeting Online at www.virtualshareholdermeeting.com/BTOC2026
Record Date	October 23, 2026
Voting

Stockholders of record as of the record date are entitled to vote in person or by proxy at the Annual Meeting. At the close of business on October 23, 2026, the Company had 2,840,226 shares of common stock outstanding (the “Common Stock”). Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

Voting Matters and Board Recommendations

Proposal	Voting Options	Vote Required for Approval	Broker Discretionary Vote	Board Recommendation
1. Elect Directors	“FOR” all nominees “FOR” all except certain nominees, or “WITHHOLD” your vote for all nominees	Each nominee for director must receive a plurality of the votes cast	No	FOR ALL NOMINEES
2. Ratify Appointment of Independent Registered Public Accounting Firm	“FOR,” “AGAINST,” or “ABSTAIN” from voting	Affirmative vote of a majority of votes cast	Yes	FOR
3. Approve 2026 Stock Incentive Plan	“FOR,” “AGAINST,” or “ABSTAIN” from voting	Affirmative vote of a majority of votes cast	No	FOR
4. Approve Share Issuance to Aidy Chou for Past Services	“FOR,” “AGAINST,” or “ABSTAIN” from voting	Affirmative vote of a majority of votes cast	No	FOR

Recent Highlights and Achievements

We recently reported our financial results for the fiscal year ended June 30, 2026 (“fiscal year 2026”) and other recent highlights, including:

•        revenue of $185.8 million, a decrease of 2.4%, primarily due to lower overall demand, partially offset by growth in our warehousing services;

•        a decrease in costs of services of $8.0 million, or 4.1%, mainly due to lower freight costs, partially offset by higher rental, labor, and warehouse expenses associated with the expansion of our operational footprint;

•        gross profit of $0.4 million for the fiscal year ended June 30, 2026, compared with a gross loss of $3.0 million in the fiscal year ended June 30, 2025 (“fiscal year 2025”), with the gross margin improving to 0.2% from -1.6% in fiscal year 2025; which improvement primarily reflects a decrease in freight costs;

•        general and administrative expenses of $22.0 million, representing a 49.7% increase in the fiscal year ended June 30, 2026 from $14.7 million in fiscal year 2025, primarily due to increased rental expenses associated with additional leased warehouse facilities, a portion of which facilities remained underutilized during the period;

•        net loss for the fiscal year ended June 30, 2026 of $20.9 million, or $0.47 per basic and diluted share, compared to a net loss of $15.3 million, or $0.37 per basic and diluted share, for fiscal year 2025, representing an increase in net loss of $5.6 million, or 36.6%; and

•        cash and cash equivalents and restricted cash of $6.5 million at the end of fiscal year 2026, compared with $13.6 million at the end of fiscal year 2025.

Governance Highlights

We are committed to applying sound corporate governance principles. We believe sound governance practices are in the best interests of our stockholders and strengthen accountability within our organization. The following highlights our guiding governance principles:

Annual Elections	Yes	Number of Financial Experts	One
Board Independence	60%	Clawback Policy	Yes
Committee Independence	100%	Code of Ethics	Yes
Committee Chair Independence	100%	Insider Trading Policy	Yes

In addition, we intend to implement additional corporate governance principles in the future, including:

•        developing our executive compensation policies;

•        enhancing public disclosure; and

•        enhancing stockholder communication.

Director Nominees

You are being asked to vote to elect the following five director nominees to the Board. Detailed information about each of these nominees begins on page 6 of the Proxy Statement.

Name	Age	Director Since	Independent	Occupation
Aidy Chou	69	2023	No	Chief Executive Officer, Director, and Chairman of the Board of the Company
Tong Wu	58	2022	No	Acting Chief Financial Officer, Secretary, Treasurer, and Director of the Company
Russell Morgan	66	2024	Yes	Controller and Treasurer at U B Equipment LLC
Maxwell E. Lin	73	2025	Yes	Attorney at Law Office of Maxwell E. Lin & Associates
David Chiu	48	2025	Yes	General Manager at Aonegroup Inc.

General Information About the Meeting and Voting

The Board is using this Proxy Statement to solicit proxies from the holders of its Common Stock for use at the Annual Meeting and any adjournment or postponement thereof. The notice of meeting, this Proxy Statement, and the enclosed form of proxy card are expected to first be mailed to our stockholders on or about October 27, 2026. In this Proxy Statement, we may also refer to Armlogi Holding Corp. and its subsidiaries as “Armlogi,” the “Company,” “we,” “our,” or “us.”

Meeting Time and Applicable Dates

This Proxy Statement is furnished in connection with the solicitation by the Board of Armlogi Holding Corp., a Nevada corporation, of the accompanying proxy to be voted at the Annual Meeting to be held on December 7, 2026, at 1:00 PM ET (10:00 AM PT), and at any adjournment or postponement thereof. The close of business on October 23, 2026 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.

Attending the Annual Meeting	Armlogi will host the Annual Meeting by virtual meeting online at www.virtualshareholdermeeting.com/BTOC2026. The meeting will start at 1:00 PM ET (10:00 AM PT) on December 7, 2026.
Stockholders may vote and submit questions online in accordance with the rules of conduct for the Annual Meeting while attending the live webcast at www.virtualshareholdermeeting.com/BTOC2026.
Matters to be Voted Upon at the Annual Meeting

At the Annual Meeting, holders of record of our shares of Common Stock as of October 23, 2026 will consider and vote upon the following proposals:

1. to elect five directors to the Board to serve until their successors are duly elected and qualified at the 2027 annual meeting of stockholders;

2. to ratify the appointment of ZH CPA, LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2027 (“fiscal 2027”);

3. to approve the Company’s 2026 Stock Incentive Plan;

4. to approve the issuance of shares of Common Stock to Aidy Chou, our Chief Executive Officer, Director, and Chairman of the Board, as compensation for past services rendered to the Company; and

5. to consider any other business as may properly be brought before the Annual Meeting.

As of the date of this Proxy Statement, these are the only matters that the Board intends to present at the Annual Meeting. The Board does not know of any other business to be presented at the Annual Meeting. The Board recommends that you vote “FOR” each proposal.

Voting Rights of Holders of Common Stock

Stockholders of record as of the record date are entitled to vote in person or by proxy at the Annual Meeting. On the record date, there were 2,840,226 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

Voting Instructions for Record Holders

If your shares are registered directly in your name with our transfer agent, then you are a stockholder of record with respect to those shares and you may vote by:

•   calling 1-800-690-6903;

•   visiting www.proxyvote.com;

•   completing and returning the enclosed proxy card in the postage-paid envelope provided with it or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

•   attending the virtual Annual Meeting and voting online during the live webcast.

Whether or not you plan to attend the Annual Meeting, you should vote as soon as possible.

If you plan to vote by phone or via the Internet before the Annual Meeting, you must vote by 11:59 P.M. Eastern Time on December 5, 2026.

Voting Instructions for Beneficial Owners

If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” and you must instruct the broker, bank, or other nominee (“broker”) to vote on your behalf. Please refer to the voting instruction card provided by your broker.

If you are a beneficial owner and wish to vote at the Annual Meeting, you must bring a letter from your broker to the Annual Meeting confirming:

1. your beneficial ownership of the shares,

2. that the broker is not voting the shares at the meeting, and

3. granting you a legal proxy to vote the shares in person or at the meeting.

You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a legal proxy from your broker issued in your name giving you the right to vote your shares.

Broker Non-Votes

Broker non-votes occur when beneficial owners do not give voting instructions to their brokers and the brokers lack the discretionary authority to vote on the proposal. If you are a beneficial owner and do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter.

Under the rules of the Nasdaq Capital Market (“Nasdaq”), brokers have the discretion to vote on routine matters such as ratifying the appointment of external auditors, but do not have discretion to vote on non-routine matters such as the election of directors, approving equity compensation plans, or approving share issuances to officers and directors.

Broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal.

Quorum

A quorum must be present in person or by proxy to hold the Annual Meeting and will exist if the holders of a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy at the Annual Meeting.

We will include abstentions and broker non-votes to determine whether a quorum is present at the Annual Meeting. Our inspector of election for the meeting will determine whether a quorum is present and will tabulate votes cast by proxy or in person. If we do not have a quorum at the Annual Meeting, we expect to adjourn the meeting until we obtain a quorum.

Vote Required to Elect Directors

You may vote either for or withhold authority to vote for all or any of the five nominees named in this Proxy Statement.

To be elected, each nominee for director must receive a plurality of the votes cast at the Annual Meeting. This means that five nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

Votes that are withheld from any nominee are not counted as a vote “FOR” the director and will have no effect on the vote. Abstentions and broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Vote Required to Ratify Appointment of ZH CPA, LLC

You may cast your vote in favor of, against, or abstain from voting to ratify the appointment of ZH CPA, LLC as our independent registered accounting firm for fiscal 2027.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast in person or by proxy at the Annual Meeting.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Brokers have discretionary authority to vote uninstructed shares on this proposal. If a broker does not exercise that authority, any resulting broker non-votes will have no effect on the outcome.

Vote Required to Approve the Company’s 2026 Stock Incentive Plan

You may cast your vote in favor of, against, or abstain from voting to approve the Company’s 2026 Stock Incentive Plan.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast in person or by proxy at the Annual Meeting.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast on this proposal and will have no effect on its outcome. Brokers do not have discretionary authority to vote uninstructed shares on this proposal.

Vote Required to Approve the Share Issuance to Aidy Chou as Compensation for Past Services

You may cast your vote in favor of, against, or abstain from voting to approve the share issuance to Aidy Chou as compensation for his past services to the Company.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast in person or by proxy at the Annual Meeting.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast on this proposal and will have no effect on its outcome. Brokers do not have discretionary authority to vote uninstructed shares on this proposal.

Revoking a Proxy

A stockholder who has given a proxy may revoke it at any time prior to its exercise by:

•   executing and delivering a later-dated proxy;

•   providing written notice of the revocation to the Chief Executive Officer of the Company at the address below; or

Aidy Chou
Chief Executive Officer
Armlogi Holding Corp.
20301 East Walnut Drive North
Walnut, California 91789
(888) 691-2911

•   attending the virtual Annual Meeting and voting online during the live webcast.

Please note that attending the virtual Annual Meeting alone, without voting online during the live webcast, does not revoke a previously submitted proxy.

If you have instructed a broker to vote your shares, you may submit a new, later-dated voting instruction form to your broker or contact your broker.

No Right of Appraisal

Neither Nevada law, nor our Articles of Incorporation (as amended) or our bylaws (the “Bylaws”) provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Proxy Instructions

All shares of Common Stock represented by properly executed proxies returned and not revoked will be voted in accordance with instructions you give in the proxy.

If you return a signed proxy but do not indicate voting instructions, your proxy will be voted as recommended by the Board, or “FOR” the following proposals:

•   electing the five director nominees named in the Proxy Statement;

•   ratifying the appointment of ZH CPA, LLC as our independent registered public accounting firm for fiscal 2027;

•   approving the Company’s 2026 Stock Incentive Plan;

•   approving the issuance of shares of Common Stock to Aidy Chou as compensation for past services rendered to the Company; and

•   in the proxy holder’s best judgment as to any other matters properly brought before the Annual Meeting.

Participants in the Proxy Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board in connection with the Annual Meeting. The Company will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies personally, by telephone, or otherwise. We will not compensate our directors, officers, or employees for making proxy solicitations on our behalf.

We will reimburse brokers for their expenses in forwarding proxies and proxy materials to the beneficial owners of shares held in street name.

Results of the Annual Meeting

We will report the voting results in a filing with the SEC on a Current Report on Form 8-K within four business days of the conclusion of the Annual Meeting.

If the official results are not available at that time, we will provide preliminary voting results and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

Availability of Proxy Materials

Copies of this Proxy Statement and our annual report on Form 10-K for the fiscal year ended June 30, 2026 are available at www.proxyvote.com and can be obtained by entering the 16-digit control number found on the proxy card or voting instruction form.

Multiple Sets of Proxy Materials

You may receive more than one set of proxy materials if you hold your shares in more than one brokerage account or your shares are registered in more than one name. Please follow the instructions on each proxy card or voting instruction form you receive to ensure that all of your shares are voted at the Annual Meeting.

For more information, see the section entitled “Notice Regarding Delivery of Stockholder Documents” below.

Contact for Questions

If you have any questions or need assistance in voting your shares, please contact us at the address and phone number below.

Aidy Chou
Chief Executive Officer
Armlogi Holding Corp.
20301 East Walnut Drive North
Walnut, California 91789
(888) 691-2911

Proposal No. 1 — Election of Directors

The Board consists of five directors, all of whom are nominated for re-election at the Annual Meeting to serve until the 2027 annual meeting of stockholders and until their respective successors have been elected and qualified or until their earlier resignation or removal. The Nominating and Corporate Governance Committee has recommended each nominee for election to the Board and all committees of the Board.

Set forth below for each nominee for election as a director is a brief statement about the nominee’s age, principal occupation, and business experience, including any directorships with any other public companies, describing the specific individual qualities and skills of each nominee that contribute to the overall effectiveness of the Board and its committees. Each nominee has consented to being named as a nominee and to serve as a director if elected. Although we do not anticipate that any of the nominees named will be unable to serve if elected, the votes will be cast for a substitute nominee selected by the Board unless the number of directors to be elected has been reduced to the number of nominees willing and able to serve on the Board.

the board recommends the election of these nominees:

Name	Age	Director Since	Independent	Board Committee Membership	Occupation
Aidy Chou	69	2023	No	None	Chief Executive Officer, Director, and Chairman of the Board of the Company
Tong Wu	58	2022	No	None	Acting Chief Financial Officer, Secretary, Treasurer, and Director of the Company
Russell Morgan	66	2024	Yes	Member and Chairman of Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee	Controller and Treasurer at UB Equipment LLC
Maxwell E. Lin	73	2025	Yes	Member of Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee	Attorney at Law Office of Maxwell E. Lin & Associates
David Chiu	48	2025	Yes	Member of Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee	General Manager at Aonegroup Inc.

Nominee Information

Mr. Aidy Chou has served as our President and director since February 2023, and our Chief Executive Officer, or CEO, and Chairman of the Board of Directors since April 2023. Mr. Chou also served as our Chief Financial Officer, or CFO, from April 2023 to August 2023. As a co-founder of Armstrong Logistic Inc. (“Armstrong Logistic”), Mr. Chou has served as its chief executive officer since July 2022 and its chief financial officer since April 2020, responsible for high-level strategizing and business planning, as well as the company’s overall financial management and internal control. From September 2003 to May 2023, Mr. Chou also established and served as the chief executive office and chief financial officer at Advance Tuner, where he was responsible overseeing the company’s overall financial management and day-to-day operations. With approximately two decades of experience managing multimillion-dollar business operations at Advance Tuner, Mr. Chou has established himself as a skilled finance professional. Mr. Chou received his bachelor’s degree in Economics from National Taiwan University in 1984.

Mr. Tong Wu has served as our Secretary and director since September 2022, our Treasurer since February 2023, and our Acting Chief Financial Officer since August 2026. Mr. Wu has extensive experience in the third-party logistics industry. As a co-founder of Armstrong Logistic, Mr. Wu has served as its chief administrative officer since April 2020, where he is responsible for the management of day-to-day operations and overseeing specific departments such as sales, marketing, and human resources. From March 2018 to April 2020, Mr. Wu served as a self-employed portfolio manager, overseeing a diverse range of investments exceeding $10 million in aggregate. His investment portfolio extended across the U.S., Hong Kong, Brazil, and other countries, encompassing a wide array of assets, including securities, real estate, and business ventures. Mr. Wu received his bachelor’s degree in Economics from Inner Mongolia Open University in 1992 and his MBA degree from University of South Wales in 2022.

Mr. Russell Morgan has served as our independent director since May 2024. Mr. Morgan is an experienced financial controller with many years of business experience. Since June 2023, Mr. Morgan has served as the financial controller and treasurer of UB Equipment, LLC, a company specializing in renting and selling heavy construction attachments, where he is responsible for overseeing accounting, financial reporting, forecasting and budgeting, as well as financial analysis. From March 2020 to May 2023, Mr. Morgan served as a financial controller at Pilot Inc., an auto accessories company, where he is responsible for overseeing accounting, financial reporting, budgeting, forecasting, and financial analysis. From October 2002 to February 2020, Mr. Morgan served as a financial controller at Lynx Grills, Inc., where he was responsible for day-to-day financial supervision, strategic planning, cost savings, and mitigating financial risk. Mr. Morgan is skilled at creatively and methodically detecting, analyzing, researching, and streamlining issues quickly, which has led to the successful optimization of financial frameworks. This expertise would be of great value in his role as a board member of our Company. Mr. Morgan received his bachelor’s degree in Accounting from California State University, Long Beach in 1986.

Mr. Maxwell E. Lin has served as our independent director since August 2025. Mr. Maxwell E. Lin has over three decades of experience in the legal profession. Since 1989, Mr. Lin has practiced law as the founder and Chief Executive Officer of the Law Offices of Maxwell E. Lin & Associates, where he is responsible for representing clients in various legal matters. Mr. Lin received his Bachelor of Laws degree from Shoochow University in 1977, his MBA degree in Business Management from La Verne University in 1983, and his Juris Doctor degree from Western University, College of Law in 1988.

Mr. David Chiu has served as our independent director since August 2025. Mr. David Chiu brings valuable experience in business operations, management, and international trade. Since 2022, Mr. Chiu has served as the general manager of Aonegroup Inc., where he oversees the company’s import and export activities, manages its wholesale distribution business, and is responsible for overall operational and business development initiatives. From 2013 to 2020, Mr. Chiu served as the general manager of Crown Kicks Inc., a flooring wholesale company, where he was primarily responsible for overseeing the company’s daily operations and making strategic business decisions for the company. Mr. Chiu received his bachelor’s degree in Economics from the University of Victoria in 2001 and his master’s degree in Business Management from California America University.

Vote Required

Our Bylaws provide for a plurality voting standard for the election of directors. This means that the five director nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. As a result, an abstention or a broker non-vote on Proposal 1 will not have any effect on the election of the director nominees.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” ELECTING THE FIVE DIRECTOR NOMINEES NAMED HEREIN TO SERVE AS MEMBERS OF THE BOARD UNTIL THE 2027 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION OR REMOVAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Corporate Governance Practices and Policies

Board and Committee Independence

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the bright-line independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that, in its opinion, each director has no relationship that would interfere with the directors’ exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. There are no family relationships among any of our directors and executive officers. The Board has determined that three of our current five directors, Russell Morgan, Maxwell E. Lin, and David Chiu, satisfy the independence requirements of Nasdaq.

Leadership Structure of the Board

The Board does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be a non-employee director or an employee. The Board believes that it should have the flexibility to choose this role in any manner that is in the best interests of our Company and our stockholders.

Currently, the Chairman of our Board, Aidy Chou, is also our Chief Executive Officer. We believe that Mr. Chou’s leadership of the Company in this dual role is appropriate for the Company at this time because his involvement with the Company’s operations and business strategy provide the main focus for the Board. The Board does not currently have a lead independent director. The Board believes its current leadership structure is appropriate because Mr. Chou’s leadership ensures the Company maintains continuity as it grows as a public company and affords the Board access to Mr. Chou’s institutional knowledge of the Company.

Board Committees and Meetings

The Board did not hold any meetings but acted by unanimous written consent seven times during fiscal year 2025. The Company expects the directors to attend the Annual Meeting either in person or by conference call.

Board Committees

The Board has created three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board has adopted a formal, written charter for each of the committees under which each committee operates. The charters can be found in the Corporate Governance section of the Investor Relations tab on the Company’s website at www.armlogi.com. As a matter of routine corporate governance, each committee reviews its charter and practices on an annual basis to determine whether its charter and practices are consistent with the listing standards of Nasdaq.

Committee Composition

Director	Audit	Compensation	Nominating and Corporate Governance
Russell Morgan	C	C	C
Maxwell E. Lin	X	X	X
David Chiu	X	X	X

____________

C = Committee chairperson; X = Committee member

Audit Committee

The Audit Committee of the Board (the “Audit Committee”) is composed of three independent directors: Russell Morgan, who is the chairperson, Maxwell E. Lin, and David Chiu. Each member of the Audit Committee is an independent director as defined by rules of the SEC and Nasdaq. In addition, the Board has determined that Russell Morgan is an audit committee financial expert as defined by SEC rules.

The Audit Committee has the sole power and authority to select and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s management all matters relating to the annual audit of the Company. The Audit Committee held one meeting and several informal meetings over the phone in fiscal year 2026. The Audit Committee also acted by unanimous written consent one time in fiscal year 2026.

Compensation Committee

The Compensation Committee of the Board (the “Compensation Committee”) is composed of three independent directors: Russell Morgan, who is the chairperson, Maxwell E. Lin, and David Chiu.

The Compensation Committee has the power and authority to review and approve the remuneration arrangements for the Company’s executive officers and certain employees. The Compensation Committee also interprets and administers our employee benefit plans, including by selecting participants and approving awards under those plans. The Compensation Committee has the power and authority to form, and delegate authority to, subcommittees. The Compensation Committee did not hold any meetings or act by unanimous written consent in fiscal year 2026.

Compensation Committee Interlocks and Insider Participation

The Company is not required to provide the disclosure required for Compensation Committee Interlocks and Insider Participation under Item 407(e)(4) of Regulation S-K, since it qualifies as a smaller reporting company.

Compensation Committee Report

The Company is not required to provide the disclosure required for Compensation Committee Report under Item 407(e)(5) of Regulation S-K, since it qualifies as a smaller reporting company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) is composed of three independent directors: Russell Morgan, who is the chairperson, Maxwell E. Lin, and David Chiu. Each member of the Nominating and Corporate Governance Committee is an independent director as defined by the rules of the SEC and Nasdaq.

The Nominating and Corporate Governance Committee is responsible for identifying, screening, and recommending candidates for membership on the Board. Each year, prior to the annual meeting of stockholders, the Nominating and Corporate Governance Committee recommends nominees to serve as our directors for the following year. The Nominating and Corporate Governance Committee did not hold any meetings or act by unanimous written consent in fiscal year 2026.

Director Nominating Process

The Nominating and Corporate Governance Committee is responsible for identifying, screening, and recommending candidates for membership on the Board.

The Nominating and Corporate Governance Committee has not yet developed a policy for selecting directors, including any specific minimum requirements or a diversity policy. The Nominating and Corporate Governance Committee will consider any director candidates recommended by stockholders, although there is no formal policy with regard to directors recommended by stockholders, when considering a candidate submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board.

There are no specific minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by a Nominating Committee-recommended director nominee. However, the Nominating and Corporate Governance Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers, or vendors of the Company; and preferably have experience in the Company’s business and other relevant business fields such as finance, accounting, law, warehousing and logistics. The Nominating and Corporate Governance Committee considers diversity together with the other factors considered when evaluating candidates but does not have a specific policy in place with respect to diversity.

Members of the Nominating and Corporate Governance Committee plan to meet in advance of each of the Company’s annual meetings of stockholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company. The Nominating and Corporate Governance Committee reviews the candidates in accordance with the skills and qualifications set forth in the Nominating and Corporate Governance Committee’s charter and the rules of the Nasdaq. There are no differences in the manner in which the Nominating and Corporate Governance Committee plans to evaluate director nominees based on whether or not the nominee is recommended by a stockholder.

Board Role in Risk Oversight

The Board actively manages the Company’s risk oversight process and receives periodic reports from management on areas of material risk to the Company, including operational, financial, legal, and regulatory risks. The committees of the Board assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board with its oversight of the Company’s major financial risk exposures. The Compensation Committee assists the Board with its oversight of risks arising from the Company’s compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board with its oversight of risks associated with board organization, board independence, and corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board continues to be regularly informed about the risks.

Code of Ethics

We have a Code of Ethics that applies to all of our directors and executive officers, including our principal executive officer, principal financial officer, and principal accounting officer or controller. The Code of Ethics is publicly available in the Corporate Governance section of the Investor Relations tab on the Company’s website at www.armlogi.com. We intend to post any amendments to or waivers from the Code of Ethics that apply to our principal executive officer, principal financial officer, and principal accounting officer, or persons performing similar functions, on our website.

Anti-Hedging Policy

The Board adopted an Insider Trading Policy, which prohibits, among other things, our directors, officers, and employees from engaging in any hedging or monetization transactions with respect to the Company’s securities. In addition, our Insider Trading Policy prohibits our directors, officers, and employees from engaging in certain short-term or speculative transactions in the Company’s securities, such as short-term trading, short sales, and publicly traded options, which could create heightened legal risk and/or the appearance of improper or inappropriate conduct by our directors, officers, and employees.

Communications with Directors

Stockholders wishing to communicate with our directors may send a letter to: Armlogi Holding Corp., 20301 East Walnut Drive North, Walnut, California 91789, Attention: Board of Directors. All correspondence sent to that address will be delivered to the appropriate directors by our Acting Chief Financial Officer.

Director Compensation

The compensation of our directors is set by the Board and reviewed by the Compensation Committee at least annually. The Company does not pay any director who is also an employee of the Company or its subsidiaries for his or her service as director. In addition to reimbursement for reasonable expenses incurred in connection with serving on the Board, in fiscal year 2026, we paid our independent directors who served during that year the following compensation:

Director Compensation Table
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Russell Morgan	36,000	—	—	—	—	—	36,000
Kwong Sang Liu(1)	6,000	—	—	—	—	—	6,000
Florence Ng(1)	6,000	—	—	—	—	—	6,000
Maxwell E. Lin(2)	30,000	—	—	—	—	—	30,000
David Chiu(2)	30,000	—	—	—	—	—	30,000

____________

Notes:

(1)      This former director served as a member of the Board during part of the fiscal year 2026 and resigned from the Board, effective August 31, 2025.

(2)      This director has served as a member of the Board since August 2025.

Certain Relationships and Related Party Transactions

Review and Approval of Related Party Transactions

We maintain strict policies and procedures for managing related party transactions. Each transaction is thoroughly scrutinized to ensure alignment with our interests and values. Our review and approval process of related party transactions includes the following steps:

•        Identification:    Related party transactions are identified by our finance department during the course of business. In order to facilitate this identification process, we diligently maintain a regularly updated list of all known related parties.

•        Disclosure:    All identified transactions are disclosed in a standard form that details the nature of the relationship, the transaction description, the dollar amounts involved, and other relevant information.

•        Review:    The Audit Committee is responsible for reviewing the transactions. The Audit Committee assess the fairness and reasonableness of the transactions, ensuring that they are in our best interests and are in line with market terms of such transactions. This process helps avoid potential conflicts of interest.

•        Approval/Denial:    Post-review, the Audit Committee either approves or denies the identified related-party transaction. When the transaction is approved, it is documented and reported in our financial statements in accordance with the applicable accounting standards. In the event that the transaction is denied, steps are taken to remedy any issues, such as unwinding the transaction or obtaining additional independent third-party evaluations.

These policies and procedures are designed to ensure that all related party transactions are conducted at arm’s length without any preferential treatment.

Related Party Transactions

During the fiscal year ended June 30, 2026, the Company had not engaged in any related party transactions.

Our Executive Officers

The table and biographies below identify our executive officers, the term they have served with us, and their business experience:

Name	Age	Office and Position
Aidy Chou	69	Chief Executive Officer, Director, and Chairman of the Board of the Company
Tong Wu	58	Acting Chief Financial Officer, Secretary, Treasurer, and Director of the Company

Mr. Aidy Chou, the Chairman of the Board, is the Chief Executive Officer of the Company. His biographical information is set forth above under “Proposal No. 1 — Election of Directors.”

Mr. Tong Wu, who has served as a director since September 2022, is also the Acting Chief Financial Officer, Secretary and Treasurer of the Company. His biographical information is set forth above under “Proposal No. 1 — Election of Directors.”

Executive Compensation

Executive Compensation Tables

The following table sets forth the compensation paid by us during fiscal years ended June 30, 2026 and 2025 for services performed on our behalf with respect to the persons who served as our named executive officers as of June 30, 2026 and 2025 and for fiscal years 2026 and 2025. Our named executive officers are Mr. Aidy Chou, Mr. Sheng-Kai (Scott) Hsu, and Mr. Tong Wu. Mr. Chou serves as our Chairman and Chief Executive Officer. Mr. Wu serves as our Secretary and Treasurer, and as our Acting Chief Financial Officer since August 2026. Mr. Hsu served as our Chief Financial Officer from January 2025 to July 2026.

Summary Compensation Table

Executive Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Aidy Chou,	2026	—	—	—	—	—	—	—	—
CEO and Chairman of the Board	2025	—	—	—	—	—	—	—	—

Sheng-Kai (Scott) Hsu,	2026	185,000	—	—	—	—	—	—	185,000
Former CFO	2025	155,613	—	—	—	—	—	—	155,613

Tong Wu,	2026	192,000	—	—	—	—	—	—	192,000
Acting CFO, Secretary and Treasurer	2025	192,000	—	—	—	—	—	—	192,000

Agreements with Named Executive Officers

Armstrong Logistic, our wholly-owned subsidiary, has entered into executive agreements with Aidy Chou, its chief executive officer, and Tong Wu, its chief administrative officer. A summary of the terms of each of these executive agreements is set forth below. Currently, the annual compensation of each of the executive officers is fixed by the board of directors. The named executive officers are also entitled to participate in the Company’s benefit plans, which benefits are generally available to all full-time employees.

Executive Employment Agreement with Aidy Chou

On January 1, 2022, Armstrong Logistic entered into an employment agreement with Aidy Chou. Pursuant to this employment agreement, effective January 1, 2022, Mr. Chou has served as the chief executive officer of Armstrong Logistic, and is responsible for overseeing the administrative operations of the Company, managing staff, and ensuring compliance with all relevant and regulations. Pursuant to the agreement, Mr. Chou is entitled to all benefits provided by the Company as specified in its employee handbooks, including health insurance, retirement plan, vacation days, sick days, and other employment benefits, and his annual base salary is set at $0. The agreement is on an at-will basis and does not include a fixed term; meaning that either Mr. Chou or Armstrong Logistic may terminate the employment relationship at any time, with or without cause or prior notice.

Executive Employment Agreement with Sheng-Kai (Scott) Hsu

On January 13, 2025, we entered into an employment agreement with Sheng-Kai (Scott) Hsu. Pursuant to his employment agreement, Mr. Hsu served as the chief financial officer of the Company from January 13, 2025 until his resignation effective August 1, 2026, during which time he was responsible for overseeing monthly financial reporting, cash flow projections, and ensuring that regulatory filings are completed accurately and on time. As consideration for his services, Mr. Hsu was entitled to (i) a base salary of $190,000 per year and (ii) to participate in the Company’s benefit plans, including its health insurance plan, vacation days, and sick days. The employment agreement could be automatically terminated at the Company’s sole discretion, (i) upon 15 days’ prior written notice to Mr. Hsu, if the Company terminated Mr. Hsu’s employment thereunder without “cause,” and (ii) upon two days’ prior written notice to Mr. Hsu if the Company terminated Mr. Hsu’s employment for “cause.” For purposes of the agreement, “cause” included (i) Mr. Hsu’s willful malfeasance, misfeasance, nonfeasance, or gross negligence in connection with the performance of his duties (excluding any exercise of business judgment in good faith), (ii) any willful misrepresentation or concealment of a material fact made by Mr. Hsu in connection with the employment agreement, or (iii) any willful breach of any material covenant made by Mr. Hsu under the employment agreement. Mr. Hsu resigned from his position as the Company’s Chief Financial Officer, effective August 1, 2026, and his employment agreement terminated accordingly.

Executive Employment Agreement with Tong Wu

On January 1, 2022, Armstrong Logistic entered into an employment agreement with Tong Wu. Pursuant to this employment agreement, effective January 1, 2022, Mr. Wu has served as the chief administrative officer of Armstrong Logistic, and is responsible for the management of day-to-day operations and overseeing specific departments, such as sales, marketing, and human resources. According to the agreement, Mr. Wu is entitled to (i) an annual salary of $96,000, which was increased to $192,000 effective January 1, 2024, and (ii) all benefits provided by the company as specified in its employee handbooks, including health insurance, retirement plan, vacation days, sick days, and other employment benefits. The agreement is on an at-will basis and does not include a fixed term, meaning that either Mr. Wu or Armstrong Logistic may terminate the employment relationship at any time, with or without cause or prior notice.

On August 1, 2026, the Company entered into an Interim Chief Financial Officer Appointment Agreement with Tong Wu, pursuant to which Mr. Wu was appointed to serve as the Company’s interim Chief Financial Officer on an unpaid basis pending the Company’s appointment of a permanent successor Chief Financial Officer. This appointment was made in connection with Mr. Hsu’s resignation as the Company’s Chief Financial Officer, effective August 1, 2026. In his role as interim Chief Financial Officer, Mr. Wu is responsible for overseeing monthly financial reporting, cash flow projections, and ensuring that regulatory filings are completed accurately and on time, together with such other duties customarily associated with the role of Chief Financial Officer as the Board of Directors may assign from time to time, in addition to his existing duties and responsibilities with the Company. Mr. Wu does not receive any additional base salary, bonus, or other cash compensation for serving as interim Chief Financial Officer; his existing base salary and other compensation under his employment agreement described above remain unchanged. Mr. Wu’s service as interim Chief Financial Officer is at-will and will automatically terminate upon (i) the Board of Directors’ appointment of a permanent successor Chief Financial Officer, (ii) Mr. Wu’s death, (iii) Mr. Wu voluntarily ceasing to serve as interim Chief Financial Officer upon written notice to the Company, or (iv) the Company’s termination of the interim appointment, with or without cause, upon written notice to Mr. Wu. Termination of Mr. Wu’s service as interim Chief Financial Officer will not, by itself, affect his continued employment with the Company in his other capacities, which will continue to be governed by the terms of his existing employment agreement described above.

Outstanding Equity Awards at 2026 Fiscal Year End

None.

Retirement Plans

The Company maintains a tax-qualified defined contribution plan that meets the requirements of Section 401(k) of the Internal Revenue Code (the “Code”), commonly called a 401(k) plan, for substantially all of its employees. The 401(k) plan is made available on the same basis to all employees, including the named executive officers. Each participant in the 401(k) plan is able to elect to defer from 0% to 100% of compensation, subject to limitations under the Code and Employee Retirement Income Security Act.

Clawback

We have adopted a Compensation Recovery Policy effective as of January 10, 2024 that complies with the Nasdaq’s new clawback rules promulgated under the SEC’s Rule 10D-1. Under this policy, the Compensation Committee must determine and recover the excess compensation related to all incentive-based compensation that was paid to our executive officers based on financial statements that were subsequently restated. The policy provides that if the Compensation Committee determines that there has been a material restatement of publicly issued financial results from those previously issued to the public, the Compensation Committee will review all incentive-based compensation made to executive officers during the three-year period prior to the restatement. If such payments would have been lower had they been calculated based on such restated results, our Compensation Committee will recoup the payments in excess of the amount that would have been received had it been determined based on the restated amounts.

Additionally, the Sarbanes-Oxley Act of 2002 subjects incentive-based compensation and stock sale profits of our CEO and CFO to forfeiture in the event of an accounting restatement resulting from any non-compliance, as a result of their misconduct, with any financial reporting requirement under securities laws.

Security Ownership of Certain Beneficial Owners and Management

The following table provides information as of October 23, 2026, concerning beneficial ownership of our shares of Common Stock known to us to be held by (1) our named executive officers, (2) our directors, (3) our named executive officers and directors as a group, and (4) each person or entity we know to beneficially own more than five percent of our shares of Common Stock. The percentages of shares owned shown in the table below are based on 2,840,226 shares of Common Stock outstanding as of the record date. The address for our executive officers is 20301 East Walnut Drive North, Walnut, California 91789.

	Common Stock
Directors and Named Executive Officers(1)	Number of Shares	Percentage
Aidy Chou(2)	1,731,250	60.95%
Sheng-Kai (Scott) Hsu	—	—
Tong Wu(3)	216,250	7.61%
Russell Morgan	—	—
Maxwell E. Lin	—	—
David Chiu(4)	1,250	0.04%
All directors and named executive officers as a group (six individuals):	1,948,750	68.61%

5% Stockholders(5):
—	—	—

____________

Notes:

(1)      Unless otherwise indicated, the business address of each of the individuals is 20301 East Walnut Drive North, Walnut, California 91789.

(2)      Represents 1,731,250 shares of our common stock held by Aidy Chou.

(3)      Represents 216,250 shares of our common stock held by Tong Wu.

(4)      Represents 1,250 shares of our common stock held by David Chiu.

(5)      The Company does not have any other stockholders, except Aidy Chou and Tong Wu, who hold at least 5% of the equity interests in the Company.

Section 16(a) Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers and those who beneficially own more than 10% of shares of our Common Stock to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. You can view these reports on the SEC’s website at www.sec.gov.

During the year ended June 30, 2026, except as described below, all of our officers, directors, and greater than 10% beneficial owners timely complied with the filing requirements of Section 16(a) of the Exchange Act. Based solely on our review of Forms 3, 4, and 5 (and amendments thereto) furnished to us, we believe that Aidy Chou, our Chief Executive Officer, Director, and Chairman of the Board, did not timely file a Form 4 with respect to two transactions, each involving the acquisition of 400,000 shares (25,000 shares after retroactively giving effect to the Company’s 1-for-16 reverse stock split effective October 15, 2026) of our Common Stock, occurring on November 7, 2025 and January 8, 2026, respectively.

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

While stockholder ratification of the Company’s independent registered public accountants is not required by our Articles of Incorporation (as amended), Bylaws, or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for stockholders to ratify the Company’s selection of the independent registered public accountants. Therefore, the Audit Committee is requesting that stockholders approve the proposal to ratify the appointment of ZH CPA, LLC as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2027.

The Audit Committee values the input of our stockholders. In the event that stockholders do not approve this proposal, the Audit Committee will consider that fact when it selects the independent registered public accountants for the following year. The Audit Committee may, in its discretion, replace ZH CPA, LLC as the independent registered public accounting firm at a later date without stockholder approval.

ZH CPA, LLC has acted as our independent registered public accountant since June 10, 2022.

Vote Required

The selection of our independent registered public accounting firm for the year ending June 30, 2027 will be ratified upon the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions are not deemed to be votes cast and will therefore not affect this proposal. However, brokerage firms have authority to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Board Recommendation

The Board recommends that you vote “for” ratifying the appointment of ZH CPA, LLC to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2027. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Proposal No. 3 — Approval of 2026 Stock Incentive Plan

The Board has adopted, subject to stockholder approval, the Armlogi Holding Corp. 2026 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by strengthening the Company’s ability to attract, motivate, and retain employees, officers, directors, and other persons who provide valuable services to the Company and its subsidiaries, to encourage such persons to hold an equity interest in the Company, and to enhance the mutuality of interest between such persons and the Company’s stockholders.

If approved by the Company’s stockholders, the Plan will become effective immediately. Capitalized terms used but not defined in this Proposal No. 3 have the meanings given to them in the Plan, a copy of which is attached to this Proxy Statement as Annex A. The following description of the Plan is qualified in its entirety by reference to the full text of the Plan.

Description of the Plan

Administration.    The Plan is administered by the Compensation Committee of the Board, which must consist of two or more members of the Board, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and satisfies the independence requirements of the Nasdaq Stock Market rules. The Compensation Committee has full power and authority to select participants, determine the type and terms of Awards, interpret the Plan and any Award Agreements, and make all other determinations necessary for the Plan’s administration, subject to certain limitations, including a prohibition on repricing options without stockholder approval (other than in connection with certain capitalization adjustments).

Eligibility.    Awards may be granted to any employee, consultant, or director of the Company or its subsidiaries whom the Compensation Committee selects, including prospective employees conditioned on their becoming employees. Incentive stock options may only be granted to employees of the Company or of a subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”).

Number of Shares Authorized.    Subject to adjustment for stock splits, recapitalizations, and similar events, the maximum aggregate number of shares of Common Stock available for issuance under the Plan is 284,000 shares, of which up to 284,000 shares may be issued pursuant to incentive stock options. The number of shares available for issuance under the Plan will automatically increase on the first trading day in January of each calendar year, beginning in January 2027, by an amount equal to 10% of the total number of shares of Common Stock outstanding as of the last trading day of the immediately preceding calendar year, or such lesser number of shares as the Board may determine prior to the effective date of the increase. Shares subject to an Award that is forfeited, expires, or is settled in cash, and shares not issued as a result of such events, will again become available for issuance under the Plan, except that shares withheld or surrendered to pay the exercise price of an option or to satisfy tax withholding obligations will not again become available.

Awards Available for Grant.    The Compensation Committee may grant stock options (both incentive stock options and nonqualified stock options), restricted stock, restricted stock units, dividend equivalents, and other stock-based or cash-based awards under the Plan.

Options.    The exercise price of an option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of an incentive stock option granted to a stockholder owning more than 10% of the Company’s voting stock). The term of an option may not exceed ten years (five years for an incentive stock option granted to a 10% stockholder). The aggregate fair market value of shares with respect to which incentive stock options may first become exercisable by a participant in any calendar year may not exceed $100,000, and any excess will be treated as a nonqualified stock option.

Restricted Stock and Restricted Stock Units.    The Compensation Committee may grant restricted stock and restricted stock units subject to such vesting conditions, restrictions, and forfeiture provisions as it determines, which will be set forth in the applicable Award Agreement. Dividends and dividend equivalents on unvested restricted stock and restricted stock units are subject to the same vesting conditions as the underlying Award.

Term.    Unless terminated earlier, the Plan will terminate ten years after its effective date, after which no further Awards may be granted, although Awards outstanding at that time will remain in effect in accordance with their terms.

Change in Control.    Except as otherwise provided in an Award Agreement or other written agreement with a participant, if a successor entity does not assume, continue, or substitute outstanding Awards on substantially equivalent terms in connection with a change in control of the Company, then immediately prior to the consummation of the change in control, outstanding options will become fully vested and exercisable and time-based vesting restrictions on restricted stock and restricted stock units will lapse.

Amendment and Termination.    The Board may amend, suspend, or terminate the Plan at any time, except that stockholder approval is required for any amendment to the extent required by applicable law or Nasdaq listing standards, including amendments that materially increase the number of shares available under the Plan or materially modify eligibility requirements.

Clawback.    Awards granted under the Plan, and shares, cash, or other property received under such Awards, are subject to forfeiture, recoupment, or recovery under any compensation recovery or “clawback” policy adopted by the Company from time to time, including the Company’s policy implementing the requirements of Nasdaq listing standards and Section 10D of the Exchange Act.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of awards granted under the Plan, based on current provisions of the Code and the regulations thereunder. This summary is not a complete statement of applicable law and does not address state, local, payroll, or foreign tax considerations. Tax consequences to a particular participant may differ depending on that participant’s individual circumstances, and participants are encouraged to consult their own tax advisors.

Nonqualified Stock Options.    A participant will not recognize income upon the grant of a nonqualified stock option. Upon exercise, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares acquired over the exercise price, and the Company will generally be entitled to a corresponding deduction, subject to the limitations of Sections 280G and 162(m) of the Code.

Incentive Stock Options.    A participant will generally not recognize income upon the grant or exercise of an incentive stock option, although the spread at exercise is an item of tax preference for alternative minimum tax purposes. If the participant holds the shares for the required holding periods, gain or loss on a subsequent sale will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If the holding periods are not satisfied, the participant will recognize ordinary income at the time of the disqualifying disposition, and the Company will generally be entitled to a corresponding deduction.

Restricted Stock and Restricted Stock Units.    A participant who receives restricted stock will generally recognize ordinary income equal to the fair market value of the shares when they vest, unless the participant makes a timely election under Section 83(b) of the Code to be taxed at grant. A participant will not be subject to tax upon the grant of restricted stock units but will recognize ordinary income upon settlement equal to the value of the cash or shares received. The Company will generally be entitled to a corresponding deduction, subject to the limitations of Sections 280G and 162(m) of the Code.

Section 409A.    Awards that constitute deferred compensation under Section 409A of the Code are intended to comply with, or be exempt from, Section 409A. A participant who receives an award that fails to comply with Section 409A may be subject to accelerated taxation and an additional 20% tax, plus interest.

Vote Required

Approval of Proposal No. 3 requires that, a quorum being present, the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting vote “FOR” the proposal. Abstentions, while counted for quorum purposes, are not counted as shares voting and therefore will not satisfy the requirement that the affirmative votes constitute at least a majority of the required quorum; stockholders should be aware that, depending on the number of shares voted, an abstention could therefore have the same practical effect as a vote against this proposal. Because approval of an equity compensation plan is considered a non-routine matter under Nasdaq rules, brokers do not have discretionary authority to vote uninstructed shares on this proposal, and broker non-votes will have no effect on the outcome of the vote other than for purposes of establishing a quorum.

Board Recommendation

The Board recommends that you vote “for” the approval of the Company’s 2026 Stock Incentive Plan, as described in this Proposal No. 3. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Proposal No. 4 — Approval of Issuance of Shares to Aidy Chou for Past Services

Background

Aidy Chou has served as the Company’s Chief Executive Officer, Director, and Chairman of the Board and has provided past services to the Company in those capacities (the “Past Services”). The Company proposes to compensate Mr. Chou for the Past Services by issuing shares of Common Stock to him in lieu of cash compensation (the “Share Issuance”), on the terms of a Stock Issuance Agreement to be entered into between the Company and Mr. Chou (the “Stock Issuance Agreement”), a copy of which is attached to this Proxy Statement as Annex B. The following description of the Stock Issuance Agreement is qualified in its entirety by reference to the full text of the Stock Issuance Agreement.

The Compensation Committee and the Board, including a majority of its disinterested directors, have reviewed and approved the Share Issuance as fair and reasonable consideration for the Past Services, subject to receipt of any stockholder approval required under applicable law, the Company’s articles of incorporation or bylaws, and/or Nasdaq Listing Rule 5635(c).

Mr. Chou is a party to an employment agreement, dated as of January 1, 2022, with Armstrong Logistic Inc., a subsidiary of the Company, pursuant to which he serves as its chief executive officer and is entitled to an annual salary of $0.00. The Company is not a party to that employment agreement, and the Stock Issuance Agreement is separate from, and does not amend, supersede, or otherwise affect, that employment agreement.

Why the Board is Seeking Stockholder Approval

Nasdaq Listing Rule 5635(c) generally requires stockholder approval prior to the issuance of securities when a stock option or compensation plan or arrangement is established or materially amended pursuant to which stock may be acquired by officers, directors, employees, or consultants, subject to certain exceptions. The Board is submitting the Share Issuance for stockholder approval to the extent required by Nasdaq Listing Rule 5635(c) or other applicable law.

Terms of the Share Issuance

Number of Shares and Consideration.    Subject to the terms and conditions of the Stock Issuance Agreement, the Company will issue to Mr. Chou 400,000 shares of Common Stock (the “Shares”), par value $0.00016 per share, as full and complete compensation for the Past Services. The Shares are to be issued solely in consideration of Past Services actually rendered to the Company by Mr. Chou prior to the effective date of the Stock Issuance Agreement, which the Board has determined to have a per share fair market value to be determined based on the volume-weighted average price (VWAP) of the Common Stock over the five trading days immediately preceding the effective date of the Stock Issuance Agreement. Upon issuance of the Shares, Mr. Chou will have no further claim against the Company for additional compensation in respect of the Past Services.

Vesting and Delivery.    The Shares will be fully vested and nonforfeitable upon issuance. As soon as practicable after the effective date of the Stock Issuance Agreement, and subject to satisfaction of the conditions to issuance described below, the Company will cause the Shares to be issued to Mr. Chou, either in certificated form or by book-entry notation, registered in his name.

Conditions to Issuance.    The Company’s obligation to issue the Shares is subject to, among other things: approval of the issuance by the Compensation Committee and the Board; receipt of any stockholder approval required under applicable law, the Company’s articles of incorporation or bylaws, or Nasdaq Listing Rule 5635(c); the Company having available a sufficient number of authorized but unissued shares of Common Stock; the issuance being exempt from, or registered under, applicable federal and state securities laws, including the Securities Act of 1933, as amended; and compliance with applicable Nasdaq listing rules.

Restricted Securities.    The Shares will not be registered under the Securities Act or any state securities laws and will be issued in reliance on an exemption from registration. The Shares will constitute “restricted securities” that may not be sold, transferred, or otherwise disposed of except pursuant to an effective registration statement or an applicable exemption from registration, and certificates or book-entry statements representing the Shares will bear a restrictive legend to that effect.

Tax Matters.    The issuance of the Shares may give rise to taxable income to Mr. Chou, and the Company may be required to report such income and withhold applicable taxes. Mr. Chou is solely responsible for all tax obligations arising from the issuance of the Shares, including any consequences under Section 83 of the Code.

Interests of Certain Persons

Mr. Chou, as the proposed recipient of the Shares, has a direct financial interest in the approval of this Proposal No. 4 that differs from the interests of other stockholders of the Company. The Share Issuance was reviewed and approved by the Compensation Committee and by a majority of the Board’s disinterested directors.

Effect of Non-Approval

If stockholders do not approve this Proposal No. 4, the Company will not issue the Shares to Mr. Chou pursuant to the Stock Issuance Agreement, and the Board will consider alternative arrangements to compensate Mr. Chou for the Past Services.

Vote Required

Approval of Proposal No. 4 requires that, a quorum being present, the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting vote “FOR” the proposal. Abstentions, while counted for quorum purposes, are not counted as shares voting and therefore will not satisfy the requirement that the affirmative votes constitute at least a majority of the required quorum; stockholders should be aware that, depending on the number of shares voted, an abstention could therefore have the same practical effect as a vote against this proposal. Because approval of this share issuance to an executive officer and director is considered a non-routine matter under Nasdaq rules, brokers do not have discretionary authority to vote uninstructed shares on this proposal, and broker non-votes will have no effect on the outcome of the vote other than for purposes of establishing a quorum. Mr. Chou is eligible to vote any shares of Common Stock he beneficially owns on this Proposal No. 4, as applicable Nevada law does not require a disinterested-stockholder vote for this proposal.

Board Recommendation

The Board recommends that you vote “for” the approval of the issuance of shares of Common Stock to Aidy Chou as compensation for past services, as described in this Proposal No. 4. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Matters Relating to the Independent Registered Public Accounting Firm

Pre-Approval Policy

To date, ZH CPA, LLC has not performed any non-audit services for the Company. The Audit Committee intends to develop a pre-approval policy for all non-audit work to be performed by ZH CPA, LLC.

Fees

Aggregate fees billed to the Company for services rendered by ZH CPA, LLC for the years ended June 30, 2026 and 2025, respectively, were:

	Fiscal Year Ended June 30, 2026	Fiscal Year Ended June 30, 2025
Audit Fees(1)	$180,000	$275,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$180,000	$275,000

____________

(1)      “Audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in our Annual Report on Form 10-K and the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the Sarbanes-Oxley Section 404 internal control audit, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)      “Audit-related fees” are fees related to assurance and related services that are traditionally performed by an external auditor.

(3)      “Tax fees” are fees related to preparing the Company’s tax returns as well as fees for tax compliance, advice, and planning.

(4)      “All other fees” are fees billed for any services not included in the first three categories.

Audit Committee Report

Management is responsible for the Company’s accounting and financial reporting process. Our external auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the external auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the external auditors. The Audit Committee discussed with the external auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Company’s external auditors also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the external auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the external auditors about the firm’s independence.

Based on the Audit Committee’s discussion with management and the external auditors and the Audit Committee’s review of the representation of management and the report of the external auditors to the Audit Committee, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2026, for filing with the SEC. The Audit Committee has also approved, subject to stockholder ratification, the appointment of ZH CPA, LLC as the Company’s external auditors for the year ending June 30, 2027.

Audit Committee
Russell Morgan, Chair
Maxwell E. Lin
David Chiu

Other Important Information

Stockholder Proposals for the 2027 Annual Meeting

Any stockholder who intends to present a proposal at our 2027 annual meeting of stockholders must deliver notice of the proposal to the Company at this address:

Aidy Chou
Chief Executive Officer
Armlogi Holding Corp.
20301 East Walnut Drive North
Walnut, California 91789
(888) 691-2911

We must receive any stockholder proposals by June 29, 2027, if the proposal is submitted for inclusion in our proxy materials for the 2027 annual meeting of stockholders pursuant to Exchange Act Rule 14a-8, for those proposals to be considered timely.

If the date of our 2027 annual meeting of stockholders has been changed by more than 30 days before or more than 60 days after the first anniversary of this Annual Meeting, you must submit your proposal not later than the close of business on (1) the 90th day prior to the 2027 annual meeting or (2) the 10th day following the day on which public disclosure of the 2027 annual meeting is first made. Stockholders may nominate candidates for the Board by the same deadlines as proposals for business to come before the 2027 annual meeting of stockholders. Each notice of business or nomination must set forth the information required by our Bylaws. Submitting a notice does not ensure that the proposal will be raised at our annual meeting.

Notice Regarding Delivery of Stockholder Documents

The SEC permits us to send a single set of annual disclosure documents to stockholders who share an address, unless you have instructed us otherwise. This “householding” process reduces the volume of duplicate information you receive and reduces our printing and mailing expenses. If you share an address with another stockholder and have received only one set of proxy materials, but you would prefer to continue receiving a separate set of proxy materials, you may request such additional materials at no cost to you by writing to the Company at Armlogi Holding Corp., 20301 East Walnut Drive North, Walnut, California 91789, or by calling (888) 691-2911. Alternatively, if you are currently receiving multiple sets of proxy materials at the same address and wish to receive only one set of proxy materials in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, your broker may deliver only one set of proxy materials to stockholders who have the same address unless the broker has received contrary instructions from one or more of the stockholders. If you wish to receive a separate set of proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate set of proxy materials to you. Beneficial owners sharing an address who are currently receiving multiple sets of proxy materials and wish to receive only one set in the future should contact their broker to request that a single set of proxy materials be delivered to the stockholders at that address.

Additional Information

Upon written request by any stockholder, we will furnish a copy of our Annual Report on Form 10-K for fiscal year 2026, this Proxy Statement, and other proxy materials without charge, except that copies of any exhibit will be furnished once the requesting stockholder has paid the Company’s reasonable expenses in furnishing the exhibit. Please direct any written requests to our principal executive offices at:

Armlogi Holding Corp.
20301 East Walnut Drive North
Walnut, California 91789

Stockholders may also view our Annual Report on Form 10-K, this Proxy Statement, and other proxy materials at www.proxyvote.com.

Annex A

ARMLOGI HOLDING CORP.
2026 STOCK INCENTIVE PLAN

SECTION 1
PURPOSES AND EFFECTIVE DATE

This Stock Incentive Plan (the “Plan”) is established to (a) promote the long-term interests of Armlogi Holding Corp., a Nevada corporation (the “Corporation”), and its stockholders by strengthening the ability of the Corporation to attract, motivate and retain employees, officers, and other persons who provide valuable services to the Corporation and its subsidiaries, (b) encourage such persons to hold an equity interest in the Corporation, (c) foster the continued involvement and support of key Principal(s) (defined below) of the Corporation, and (d) enhance the mutuality of interest between such persons and stockholders in improving the value of the Corporation’s Common Stock (as defined below).

This Plan will become effective upon its adoption by the Board and approval by the stockholders of the Corporation (the “Effective Date”). The Board may amend or restate the Plan in the future (the “Amended Plan”), subject to subsequent approval by the stockholders of the Corporation (the “Amended Plan Effective Date”). If the Amended Plan is approved by the Corporation’s stockholders, Awards granted prior to the Amended Plan Effective Date shall remain subject to the terms of the Plan. If the Corporation’s stockholders do not approve the Amended Plan, the Plan and the Awards granted thereunder shall continue in effect in accordance with their terms.

SECTION 2
DEFINITIONS

As used in the Plan, the following terms will have the respective meanings set forth below, and other capitalized terms used in the Plan will have the respective meanings given such capitalized terms in the Plan.

“Award” means any Option, Restricted Stock, Restricted Stock Unit, dividend equivalent or other award granted under the Plan.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.

“Board” means the Board of Directors of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended, and any reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

“Common Stock” means the Corporation’s common stock, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 13.

“Change in Control” has the meaning set forth in Section 13.3.

“Disability” means, unless otherwise defined in the applicable Award Agreement, (a) for purposes of determining whether an Incentive Stock Option may be exercised following a termination of employment, a permanent and total disability within the meaning of Section 22(e)(3) of the Code, and (b) for all other purposes, a Participant’s inability, by reason of a medically determinable physical or mental impairment, to perform the duties of the Participant’s position with the Corporation or a Subsidiary, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

“Consultant” means any natural person who is engaged by the Corporation or any Subsidiary to render consulting or advisory services.

“Director” means a member of the Board who is not an Employee.

“Employee” means an officer or other employee of the Corporation or a Subsidiary, including a member of the Board who is an employee of the Corporation or a Subsidiary.

Annex A-1

“Eligible Person” has the meaning set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

“Fair Market Value” of shares of Common Stock as of any date means, (a) if the shares of Common Stock are listed or admitted to trading on the New York Stock Exchange, Nasdaq Stock Market or other principal national securities exchange, the per share closing price of the Common Stock as reported on the New York Stock Exchange, Nasdaq Stock Market or other principal national securities exchange, as applicable, on that date, or if there were no reported prices on such date, on the last preceding date on which the prices were reported, or (b) if the shares of Common Stock are not quoted on the New York Stock Exchange, Nasdaq Stock Market or other principal national securities exchange, but the shares of Common Stock are reported on the over-the-counter market, the arithmetic mean of the high and low prices as reported in the over-the-counter market on that date, or if there were no reported prices on such date, on the last preceding date on which the prices were reported, and (c) if the shares of Common Stock are not quoted on the New York Stock Exchange, Nasdaq Stock Market or other principal national securities exchange, and are not reported on the over-the-counter market on that date, the Fair Market Value of the shares of Common Stock as determined by the Committee (defined below) in its good faith judgment, and in compliance with the requirements of Section 422 of the Code for Incentive Stock Options and Section 409A of the Code for Nonqualified Stock Options. The Fair Market Value of any property other than Common Stock shall be the market value of such property as determined by the Committee using such methods or procedures as it shall establish from time to time.

“Grant Date” means the date on which the granting of an Award is authorized by the Committee, or such other date as may be specified in such authorization.

“Option” means an option to purchase shares of Common Stock granted under Section 7, and includes both Incentive Stock Options and Nonqualified Stock Options.

“Participant” means any Eligible Person to whom an Award is granted.

“Principal(s)” mean those key shareholders of the Corporation whose continued involvement with and support of the Corporation is determined by the Board to be fundamental for the long-term success of the Corporation.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 8, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

“Section 409A Plan” means any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code.

“Restricted Stock Unit” means an Award measured by shares of Common Stock that is granted under Section 8, the terms of which are subject to restrictions prescribed by the Committee.

“Subsidiary” means any corporation, limited liability company, partnership, joint venture or similar entity in which the Corporation owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Awards” shall mean Awards granted under the Plan in assumption of, or in substitution or exchange for, outstanding awards previously granted by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.

SECTION 3
ADMINISTRATION

3.1         Administration of Plan.

(a)         The Plan shall be administered by the Compensation Committee of the Board (the “Committee”), which shall consist of two or more members of the Board, each of whom (i) is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) meets the independence requirements established by the Nasdaq Stock Market rules and any other regulations applicable to compensation committee members as in effect from time to time.

Annex A-2

(b)         Subject to applicable law, the Committee may delegate some or all of its power and authority hereunder to the Board or to the Chief Executive Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in the Plan of an officer, Director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer, Director or other person. All references in the Plan to the “Committee” shall be, as applicable, to the Committee or any other committee or individual to whom the Board or the Committee has delegated authority to administer the Plan.

3.2         Administration and Interpretation by Committee.

(a)         Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority and discretion, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or the Committee, to: (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Eligible Person under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of Award Agreements for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan, any Award Agreements and any other instrument or agreement entered into under the Plan; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate in its sole discretion for the proper administration of the Plan; (x) reconcile any inconsistency, correct any defect, and supply any omission in the Plan, or any Award or Award Agreement; (xi) make all factual and legal determinations under the Plan, Awards, and Award Agreements; (xii) add provisions to an Award or Award Agreement, or vary the provisions of an Award, to accommodate the laws of applicable foreign jurisdictions and provide Participants with favorable treatment under these laws; and (xiii) make any other determination and take any other action that the Committee deems necessary or desirable in its sole discretion for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding on all persons, including the Corporation, any Participant, any stockholder and any person eligible to receive an Award hereunder.

(b)         The Committee in its exclusive discretion may make non-uniform and selective determinations among Eligible Persons to receive Awards, regardless of whether such Eligible Persons have received or not yet received Awards before or are similarly situated as prior recipients of Awards. In furtherance of this Section 3.2(b) and not in limitation thereof, the Committee in its exclusive discretion may enter into non-uniform and selective Award Agreements. Other than pursuant to Section 13, the Committee shall not without the approval of the Corporation’s stockholders (i) lower the option price per share of Common Stock of an Option after it is granted, (ii) cancel an Option in exchange for cash or another Award (other than in connection with Substitute Awards), and (iii) take any other action with respect to an Option that would be treated as a repricing under U.S. generally applicable accounting standards.

3.3         Limitation of Liability. No member of the Board or Committee, and no officer or employee acting on behalf of the Board or Committee, will be personally liable for any act or omission in the Plan’s administration, other than an act or omission due to that person’s gross negligence or intentional misconduct. No member of the Board or Committee will be personally liable for any act or omission of any other member of the Board or Committee. Each member of the Board or Committee, and each officer and employee acting on behalf of the Board or Committee, may rely upon information or advice provided by the Corporation’s officers, accountants, actuaries, compensation consultants, and counsel. No member of the Board or Committee, and no officer or employee acting on behalf of the Board or Committee, will be personally liable for any act or omission taken in good faith reliance on the information or advice.

SECTION 4
STOCK SUBJECT TO PLAN

4.1         Available Shares. Subject to adjustment from time to time as provided in Section 13, the maximum aggregate number of shares of Common Stock available for issuance under the Plan shall be 284,000 shares of common stock. If an Award entitles the holder thereof to receive or purchase shares of Common Stock, the number of shares covered by such Award or to which such Award relates shall be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan on the Grant Date of such Award. If any shares of Common Stock

Annex A-3

subject to an Award are forfeited, expire or otherwise terminate without issuance of such shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such Award, such shares of Common Stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan; provided, however, that the shares of Common Stock subject to an Award under the Plan shall not again be made available for issuance under the Plan if such shares are surrendered to or withheld by the Corporation either (a) in payment of the Exercise Price of an Option, or (b) to satisfy any tax withholding obligation incident to the exercise, vesting or settlement of an Award.

4.2         Incentive Stock Options Shares. Subject to adjustment from time to time as provided in Section 13, the maximum aggregate number of shares of Common Stock available for issuance through Incentive Stock Options shall be 284,000 shares of common stock.

4.3         Automatic Increases in Available Shares. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day in January each calendar year during the term of the Plan, beginning on the first trading day in January 2027, by an amount equal to 10% of the total number of shares of Common Stock outstanding, as measured as of the last trading day in the immediately preceding calendar year, or such fewer number of shares of Common Stock as may be determined by the Board prior to the effective date of any such annual increase; provided, however, that in no event shall any such automatic increase require or permit the Corporation to grant an Award that, upon granting, vesting, exercise, or other satisfaction of its terms, would result in the issuance of shares of Common Stock in an amount that would cause the number of shares of Common Stock of the Corporation issued and outstanding after such issuance to exceed the number of shares of Common Stock authorized for issuance by the articles of incorporation and bylaws of the Corporation.

4.4         Substitute Awards. The number of shares of Common Stock covered by a Substitute Award or to which a Substitute Award relates shall not be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan.

4.5         Source of Shares. Shares of Common Stock delivered by the Corporation or a Subsidiary, as applicable, in settlement of Awards (including Substitute Awards) may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Corporation, or a combination of the foregoing.

SECTION 5
ELIGIBILITY

An Award may be granted to any Employee, Consultant or Director whom the Committee from time to time selects, including prospective Employees conditioned on their becoming Employees (each, an “Eligible Person”). Notwithstanding the foregoing, an Award of Incentive Stock Options may only be granted to an Employee of the Corporation, or of a Subsidiary that is also a “subsidiary corporation” of the Corporation within the meaning of Section 424(f) of the Code.

SECTION 6
AWARDS

6.1         Grant of Awards. The Committee may from time to time grant Awards of Options, Restricted Stock, Restricted Stock Units or other Awards under the Plan to one or more Eligible Persons. The Committee shall have the authority, in its discretion, to determine the Eligible Persons to receive one or more Awards, the type or types of Awards to be granted under the Plan, and the terms of any Awards granted, consistent with the terms of the Plan. Such Awards may be granted either alone or in addition to any other type of Award. The provisions governing Awards need not be the same with respect to each Participant.

6.2         Award Agreement. Awards granted under the Plan shall be evidenced by an Award Agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and are not inconsistent with the Plan or applicable law. The provisions of the Award Agreement need not be the same with respect to each Participant.

Annex A-4

SECTION 7
OPTIONS

7.1         Grant of Options. The Committee may grant Options. Subject to the provisions of the Plan, an Option shall vest and be fully exercisable as may be determined by the Committee in its discretion and provided in an applicable Award Agreement.

7.2         Option Type. An Option granted may be either of a type that complies with the requirements for “incentive stock options” in Section 422 of the Code (“Incentive Stock Option”) or of a type that does not comply with such requirements (“Nonqualified Stock Option”). The aggregate Fair Market Value (determined at the time that the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under the Plan and under any other option plan of the Corporation or a Subsidiary shall not exceed $100,000, and any Option granted in excess of this limitation shall be treated as a Nonqualified Stock Option.

7.2.1      ISO Stockholder Approval Requirement. Incentive Stock Options may only be granted within ten (10) years of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation’s stockholders. In addition, no Incentive Stock Option may be granted under the Plan, and the maximum number of shares of Common Stock available for issuance through Incentive Stock Options under Section 4.2 may not be increased, unless the Plan (or such increase) is approved by the Corporation’s stockholders within twelve (12) months before or after the date of the corresponding Board action, as required by Section 422 of the Code.

7.3         Option Exercise Price. Except as otherwise permitted for Substitute Awards pursuant to Section 15.6, the exercise price (“Exercise Price”) per share of Common Stock for each Option granted under the Plan shall not be less than 100% of the Fair Market Value of such share of Common Stock, determined as of the Grant Date. In the case of an individual who on the Grant Date owns (or is deemed to own pursuant to Section 424(d) of the Code) more than 10% of the voting power of all classes of stock of the Corporation or any Subsidiary (a “Ten Percent Stockholder”), the Exercise Price per share of Common Stock for an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such share of Common Stock on the Grant Date.

7.4         Option Term. Options granted under the Plan shall vest and become exercisable in such manner and on such date or dates, and shall expire after such period, not to exceed 10 years, each as determined by the Committee and set forth in the applicable Award Agreement; provided, however, that the term of an Incentive Stock Option granted to a Ten Percent (10%) Stockholder may not exceed five (5) years.

7.5         Exercise of Option. To the extent an Option has vested and becomes exercisable, the Option may be exercised by the Participant in whole or in part from time to time by delivery to the Corporation or its designee of a written or electronic notice of exercise, in accordance with the terms of the applicable Award Agreement and any procedures established by the Committee for such exercise, accompanied by payment of the Exercise Price as described in Section 7.6, and payment of any taxes required to be withheld as described in Section 10. An Option may be exercised only for whole shares. The Committee may exclude one or more methods for exercising an Option in countries outside the United States.

7.6         Payment of Exercise Price. The aggregate Exercise Price payable upon the exercise of an Option shall be payable: (a) in cash, check or wire transfer; (b) to the extent permitted by the Committee, by tendering (either actually or by attestation) shares of Common Stock already owned by the Participant; (c) by delivery of a properly executed exercise notice directing the Corporation to withhold shares of Common Stock issuable pursuant to exercise of the Option with a fair market value sufficient to pay the Exercise Price; (d) at the discretion of the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of the Option and to remit to the Corporation a sufficient portion of the sale proceeds to pay the Exercise Price for the shares of Common Stock being acquired; or (e) by such other consideration as the Committee may permit in its sole discretion. The Committee may exclude one or more methods for paying the Exercise Price of an Option in countries outside the United States.

7.7         Post-Termination Exercises. The Committee shall establish and set forth in each Award Agreement that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of employment or service, any of which provisions may be waived or modified by the Committee at any time.

Annex A-5

SECTION 8
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1         Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Restricted Stock and Restricted Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous employment with or service to the Corporation or a Subsidiary or the achievement of any performance criteria), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the applicable Award Agreement.

8.2         Issuance of Shares. Subject to applicable laws, upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Restricted Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Restricted Stock Units, as determined by the Committee in its sole discretion, and subject to the provisions of Section 10, (a) the shares of Common Stock covered by an Award of Restricted Stock shall become freely transferable by the Participant, and (b) the Restricted Stock Units shall be paid in cash, shares of Common Stock or a combination thereof, as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

8.3         Dividends and Dividend Equivalents. Participants holding shares of Restricted Stock or Restricted Stock Units may, if the Committee so determines, be credited with dividends paid with respect to the shares of Restricted Stock, or dividend equivalents with respect to Restricted Stock Units, while they are so held in a manner determined by the Committee in its sole discretion; provided, however, that any dividends paid with respect to shares of Restricted Stock and dividend equivalents with respect to Restricted Stock Units shall be subject to the vesting of the underlying Restricted Stock or Restricted Stock Units. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Restricted Stock Units.

8.4         Waiver of Restrictions. Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Restricted Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate in its sole discretion, including upon the occurrence of a Participant’s death, Disability or retirement, or upon a Change in Control.

8.5         Section 83(b) Election. If a Participant receives an Award of Restricted Stock, the Participant may make an election under Section 83(b) of the Code to be taxed at the time the shares of Common Stock subject to the Award are transferred to the Participant rather than at the time such shares are no longer subject to a substantial risk of forfeiture, by filing such election with the Internal Revenue Service within thirty (30) days after the Grant Date of the Award. The Participant (and not the Corporation or any Subsidiary) shall be solely responsible for determining whether to make such an election, for properly and timely filing the election with the Internal Revenue Service and providing a copy thereof to the Corporation, and for any tax consequences, including as a result of a failure to timely or properly file such election. Neither the Corporation nor the Committee shall have any duty or obligation to advise a Participant regarding the advisability of filing, or the proper completion or filing of, an election under Section 83(b) of the Code, and neither the Corporation nor the Committee shall have any liability to a Participant for any adverse tax consequences arising from the Participant’s decision to make or not make such an election, or from any failure to properly or timely file such election.

SECTION 9
OTHER AWARDS

In addition to the Awards described in Section 7 and Section 8, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan as it determines to be in the best interests of the Corporation and subject to such other terms and conditions as it deems appropriate in its sole discretion. The Committee may exclude the use of one or more other Awards in countries outside the United States.

SECTION 10
WITHHOLDING

To the extent required by applicable federal, state, local or foreign law, a Participant (or authorized transferee) shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise by reason of the grant, vesting, exercise or payment of an Award. The Corporation shall not be required to issue shares of

Annex A-6

Common Stock or to recognize the disposition of such shares until such obligations are satisfied. Subject to applicable law, the Corporation may: (a) deduct from any cash payment made to a Participant under the Plan an amount that satisfies all or any portion of any withholding tax obligations; (b) require the Participant through payroll withholding, cash payment, or otherwise to satisfy all or any portion of the withholding tax obligations; (c) withhold a portion of the shares of Common Stock that otherwise would be issued to the Participant upon grant, vesting or exercise of the Award by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates; (d) to the extent permitted by the Committee in its sole discretion, allow the Participant to tender shares of Common Stock previously acquired; (e) at the discretion of the Committee, allow the Participant to authorize a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option and to remit to the Corporation a sufficient portion of the sale proceeds to satisfy the withholding tax obligations, considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates; or (f) provide for the satisfaction of any withholding tax obligation through any combination of the foregoing methods. The Committee may exclude one or more methods for satisfying any tax withholding associated with the exercise of an Option in countries outside the United States.

SECTION 11
SECTION 409A COMPLIANCE

11.1       General. The Award Agreement for any Award that constitutes a Section 409A Plan, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code. The Committee, in its sole discretion and without the consent of any Participant, may amend the Plan or any Award Agreement (including retroactively) if and to the extent the Committee determines that such amendment is necessary or appropriate to comply with, or to exempt the Award from, Section 409A of the Code.

11.2       Additional Requirements for Section 409A Plans. If and to the extent required to comply with Section 409A of the Code, any Award that constitutes a Section 409A Plan shall be subject to the following additional requirements: (a) payment may be made only upon the Participant’s separation from service, the date the Participant becomes disabled, the Participant’s death, a specified time or fixed schedule specified in the Award Agreement at the date of deferral, a change in the ownership or effective control of the Corporation or in the ownership of a substantial portion of its assets (within the meaning of Section 409A of the Code), or the occurrence of an unforeseeable emergency; (b) the time or schedule for any payment may not be accelerated, except to the extent permitted by applicable Treasury Regulations or other Internal Revenue Service guidance; (c) in the case of a Participant who is a “specified employee” (within the meaning of Section 409A of the Code), a distribution on account of a separation from service may not be made before the date that is six months after the date of such separation from service (or, if earlier, the date of the Participant’s death); and (d) each separately identified amount to which a Participant is entitled under a Section 409A Plan, and each installment payment, shall be treated as a separate payment for purposes of Section 409A of the Code.

11.3       No Representation; No Liability. Notwithstanding the foregoing, the Corporation does not represent or warrant to any Participant or beneficiary that any Award granted under the Plan is, or will remain, exempt from or compliant with Section 409A of the Code, and the Corporation shall have no liability or obligation to indemnify or hold harmless any Participant or beneficiary for any tax, additional tax, interest or penalty that the Participant or beneficiary may incur as a result of the application of Section 409A of the Code to any Award.

SECTION 12
ASSIGNABILITY

Unless provided otherwise by the Committee, no Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates one or more beneficiaries on a Corporation-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant.

Annex A-7

SECTION 13
ADJUSTMENTS

13.1       Adjustment of Shares. In the event of any changes in the Common Stock or capital structure of the Corporation by reason of any reorganization, reclassification, recapitalization, combination of shares, stock splits, reverse stock splits, spin-offs, the payment of a stock dividend or extraordinary cash dividend, or other distribution of the Common Stock for which no consideration is received by the Corporation or otherwise occurring after the Grant Date of any Award, then Awards granted under the Plan and any Award Agreements, the Exercise Price of Options, the maximum aggregate number of shares of Common Stock that may be issued under the Plan set forth in Section 4.1 and the maximum aggregate number of shares of Common Stock that may be issued as Incentive Stock Options set forth in Section 4.2, shall be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. Notwithstanding anything to the contrary herein, any adjustment to Awards granted pursuant to the Plan shall comply with the applicable requirements, provisions and restrictions of the Code and applicable law. No right to purchase fractional shares shall result from any adjustment in Awards pursuant to Section 13.1. In case of any such adjustment, the shares subject to the Award shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Corporation to each Participant which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

13.2       Limitations. The grant of Awards shall in no way affect the Corporation’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

13.3       Change in Control.

(a)         Definition. For purposes of the Plan, “Change in Control” means the occurrence of any of the following: (i) any person or group (within the meaning of Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then-outstanding securities, other than as a result of an acquisition by the Corporation, any Subsidiary, or any employee benefit plan of the Corporation or a Subsidiary; (ii) a merger, consolidation, reorganization or other business combination involving the Corporation, as a result of which the stockholders of the Corporation immediately prior to such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving or resulting entity (or its parent) immediately following such transaction, in substantially the same proportions as their ownership immediately prior to such transaction; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any person or group that is not an affiliate of the Corporation; or (iv) a change in the composition of the Board such that individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any individual becoming a Director after the Effective Date whose election or nomination was approved by a vote of at least a majority of the Incumbent Board shall be treated as a member of the Incumbent Board, excluding any individual whose initial assumption of office occurs as a result of an actual or threatened contest for the election or removal of Directors. Notwithstanding the foregoing, a transaction effected solely to change the Corporation’s domicile or form of organization shall not constitute a Change in Control, and, with respect to any Award that is a Section 409A Plan, no event shall be treated as a Change in Control unless it also constitutes a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

(b)         Default Treatment. Except as otherwise provided in an Award Agreement or in any employment or other agreement between a Participant and the Corporation or a Subsidiary, upon a Change in Control, if the successor entity (or its parent) does not assume, continue or substitute for outstanding Awards on substantially equivalent terms, then immediately prior to the consummation of the Change in Control: (i) each outstanding Option shall become fully vested and exercisable; (ii) all restrictions and conditions on each outstanding Restricted Stock or Restricted Stock Unit Award that are based solely on the continued employment or service of the Participant shall lapse; and (iii) performance-based Awards shall be treated as provided in the applicable Award Agreement. The Committee need not treat all Awards, or all Participants, in the same manner under this Section 13.3.

Annex A-8

SECTION 14
AMENDMENT AND TERMINATION

14.1       Amendment, Suspension or Termination of Plan. Subject to applicable law, the Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, stockholder approval shall be required for any amendment to the Plan. No amendment may be effective, without the approval of the stockholders of the Corporation, if approval of such amendment is required in order that transactions in Corporation securities under the Plan be exempt from the operation of Section 16 of the Exchange Act or if such amendment, with respect to the issuance of Incentive Stock Options, either: (a) materially increases the number of shares of Common Stock which may be issued under the Plan, except as provided for in Section 13; or (b) materially modifies the requirements as to eligibility for participation in the Plan (unless designed to comport with applicable law). The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan.

14.2       Amendment of Awards. Subject to applicable law and the Plan, the Committee will have the exclusive authority and discretion to amend any Award or Award Agreement. If the amendment will have a material adverse effect on a Participant’s rights, or result in a material increase in the Participant’s obligations, the Committee must obtain the Participant’s written consent to the amendment.

14.3       Term of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

SECTION 15
GENERAL

15.1       No Individual Rights. No individual or Participant shall have any claim to be granted any Award under the Plan, and the Corporation has no obligation for uniformity of treatment of Participants under the Plan. Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ or service of, or to continue any other relationship with, the Corporation or any Subsidiary, or limit in any way the right of the Corporation or any Subsidiary to terminate a Participant’s employment, service or other relationship at any time, with or without cause.

15.2       Issuance of Shares. In the event that the Board or the Committee determines in its sole discretion that the listing, qualification or registration of the shares issued under the Plan on any securities exchange or quotation or trading system or under any applicable law (including state securities laws) or governmental regulation is necessary as a condition to the issuance of such shares under the Award, the Award may not be exercised in whole or in part unless such listing, qualification, consent or approval has been unconditionally obtained.

15.3       No Rights as Stockholder. Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made shall have ownership of such shares of Common Stock, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Stock (subject to the limitations set forth in Section 8.3). Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Options, Restricted Stock Units or any other Award (other than an Award of Restricted Stock) is made shall have no rights as a stockholder with respect to any shares of Common Stock or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to the Participant or the entry on the Participant’s behalf of an uncertificated book position on the records of the Corporation’s transfer agent and registrar for such Common Stock or other instrument of ownership, if any. Except as provided in Section 13, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

15.4       No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Corporation to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Corporation.

Annex A-9

15.5       Successors. All obligations of the Corporation under the Plan with respect to Awards shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Corporation.

15.6       Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

15.7       Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

15.8       Choice of Law. The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Nevada, without giving effect to principles of conflicts of law.

15.9       Electronic Delivery and Signatures. Any reference in the Plan, an Award or an Award Agreement to a written document includes without limitation any document delivered electronically or posted on the Corporation’s or a Subsidiary’s intranet or other shared electronic medium controlled by the Corporation or Subsidiary. The Committee and any Participant may use facsimile and PDF signatures in signing any Award or Award Agreement, in exercising any Option, or in any other written document in the Plan’s administration. The Committee and each Participant are bound by facsimile and PDF signatures, and acknowledge that the other party relies on facsimile and PDF signatures.

15.10     Headings and Captions. The headings and captions in the Plan are used only for convenience, and do not construe, define, expand, interpret, or limit any provision of the Plan.

15.11     Gender and Number. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

15.12     Construction. The terms “includes,” “including,” “includes without limitation,” and “including without limitation” are not to be construed to limit any provision or item that precedes or follows these terms (whether in the same section or another section) to the specific or similar provisions or items that follow these terms.

15.13     Compliance with Section 16(b). It is the intent of the Corporation that the grant of any Award to, or other transaction by, a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption, except for any transaction acknowledged in writing to be non-exempt by such Participant. Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

15.14     Clawback/Compensation Recovery. All Awards granted under the Plan, and any shares of Common Stock, cash or other property received pursuant to such Awards (including on exercise, vesting or settlement), shall be subject to forfeiture, recoupment or recovery to the extent required by (a) any compensation recovery, “clawback” or similar policy adopted by the Corporation from time to time, including any policy adopted to comply with the listing standards of the Nasdaq Stock Market implementing Section 10D of the Exchange Act and the rules thereunder, or (b) applicable law. By accepting an Award under the Plan, each Participant agrees to be bound by, and to comply with, any such policy as in effect from time to time, including any amendment thereto adopted after the Grant Date of the Participant’s Award, and agrees that the Corporation may unilaterally amend the applicable Award Agreement, without the Participant’s consent, to the extent the Committee determines necessary or appropriate to give effect to such policy.

Annex A-10

Annex B

FORM OF Stock Issuance Agreement

This Stock Issuance Agreement (this “Agreement”) is entered into as of [DATE] (the “Effective Date”), by and between:

Armlogi Holding Corp., a Nevada corporation (the “Company”); and

Aidy Chou, an individual (the “Executive”).

The Company and the Executive are each referred to herein as a “Party” and collectively as the “Parties.”

Background

The Executive has served as the Chief Executive Officer of the Company and has provided past services to the Company as described herein (the “Past Services”).

The Company desires to compensate the Executive for the Past Services by issuing shares of the Company’s common stock to the Executive on the terms set forth in this Agreement, in lieu of cash compensation.

The Compensation Committee of the Board (the “Compensation Committee”) and the Board of Directors of the Company (the “Board”), including a majority of its disinterested directors, have reviewed and approved the issuance of the Shares (as defined below) to the Executive as fair and reasonable consideration for the Past Services, subject to receipt of any stockholder approval required under applicable law, the Company’s articles of incorporation or bylaws, and/or Nasdaq Listing Rule 5635(c).

The Executive is a party to that certain Employment Agreement, dated as of January 1, 2022 (the “Employment Agreement”), by and between Armstrong Logistic Inc., a California corporation and a subsidiary of the Company, and the Executive, pursuant to which the Executive serves as Chief Executive Officer of Armstrong Logistic Inc. and is entitled to an annual salary of $0.00. The Company is not a party to the Employment Agreement. The Parties acknowledge that this Agreement is separate from, and does not amend or supersede, the Employment Agreement, and that the Employment Agreement does not govern the Executive’s past services to the Company or the compensation provided under this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
Issuance of Shares

Section 1.1    Issuance

Subject to the terms and conditions of this Agreement, the Company shall issue to the Executive 400,000 shares (the “Shares”) of the Company’s common stock, par value $0.00016 per share (the “Common Stock”), as full and complete compensation for the Past Services.

Section 1.2    Consideration; Valuation

The Shares are issued solely in consideration of Past Services actually rendered to the Company by the Executive prior to the Effective Date, which the Board has determined to have a fair market value of not less than $[•] in the aggregate, being $[•] per Share, based on the 5-trading-day volume-weighted average price (VWAP) of the Common Stock on the Nasdaq Stock Market immediately preceding the Effective Date. The Parties acknowledge that past services already rendered constitute valid and adequate consideration for the issuance of the Shares under Nevada law.

Section 1.3    No Further Compensation for Past Services

The Executive acknowledges and agrees that the issuance of the Shares constitutes full and final compensation for the Past Services described in the Background above, and that, upon such issuance, the Executive shall have no further claim against the Company for additional compensation in respect of the Past Services.

Annex B-1

ARTICLE II
Vesting and Delivery

Section 2.1    Vesting

The Shares shall be fully vested and nonforfeitable upon issuance.

Section 2.2    Delivery; Book-Entry

As soon as practicable after the Effective Date, and subject to Article III (Conditions to Issuance), the Company shall cause the Shares to be issued to the Executive, either in certificated form or by book-entry notation in the records of the Company’s transfer agent, in each case registered in the name of the Executive.

ARTICLE III
Conditions to Issuance

The obligation of the Company to issue the Shares is subject to the satisfaction of each of the following conditions: the Compensation Committee of the Board having approved the issuance; the Board (or a duly authorized committee thereof) having approved the issuance; the receipt of any stockholder approval required under applicable law, the Company’s articles of incorporation or bylaws, or Nasdaq Listing Rule 5635(c); the Company having available a sufficient number of authorized but unissued shares of Common Stock; the issuance being exempt from, or registered under, applicable federal and state securities laws, including the Securities Act of 1933, as amended (the “Securities Act”); and compliance with any applicable Nasdaq listing rules.

ARTICLE IV
Representations and Warranties of the Executive

Section 4.1    Investment Intent

The Executive is acquiring the Shares for the Executive’s own account, for investment purposes only, and not with a view to, or for resale in connection with, any distribution thereof in violation of applicable securities laws.

Section 4.2    Accredited Investor; Sophistication

The Executive represents that the Executive is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act.

Section 4.3    Restricted Securities

The Executive understands that the Shares have not been registered under the Securities Act or any state securities laws, are being issued in reliance on an exemption from registration, and constitute “restricted securities” that may not be sold, transferred, or otherwise disposed of except pursuant to an effective registration statement or an applicable exemption from registration. The Executive understands that certificates or book-entry statements representing the Shares will bear a restrictive legend to that effect.

ARTICLE V
Tax Matters

The Executive acknowledges that the issuance of the Shares may give rise to taxable income to the Executive, and that the Company may be required to report such income and withhold applicable taxes. The Executive is solely responsible for all tax obligations arising from the issuance of the Shares and has been advised to consult the Executive’s own tax advisor regarding the tax consequences of this Agreement, including under Section 83 of the Internal Revenue Code of 1986, as amended.

Annex B-2

ARTICLE VI
Relationship to Employment Agreement

The Executive is a party to an Employment Agreement with Armstrong Logistic Inc., a subsidiary of the Company, dated as of January 1, 2022, which provides for an annual salary of $0.00 for the Executive’s services to Armstrong Logistic Inc. The Company is not a party to, and this Agreement does not modify, amend, or supersede, the Employment Agreement. This Agreement relates solely to compensation for Past Services rendered by the Executive to the Company, is independent of the Employment Agreement, and does not constitute or evidence any change to the compensation payable to the Executive under the Employment Agreement.

ARTICLE VII
Miscellaneous

Section 7.1    Entire Agreement

This Agreement, together with any schedules attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, understandings, and communications, whether written or oral, with respect to such subject matter.

Section 7.2    Amendment

This Agreement may be amended only by a written instrument signed by both Parties.

Section 7.3    Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to its conflict of laws principles.

Section 7.4    Severability

If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall continue in full force and effect.

Section 7.5    Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

Annex B-3

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

ARMLOGI HOLDING CORP.
By:
Name: [•]
Title: [•]
AIDY CHOU

Annex B-4

Annex C

FORM OF PROXY CARD

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000715104_1 R2.09.05.010 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors. Nominees 01) Aidy Chou 02) Tong Wu 03) Russell Morgan 04) Maxwell E. Lin 05) David Chiu ARMLOGI HOLDING CORP. 20301 E. WALNUT DR. N WALNUT, CA 91789 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 5, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BTOC2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 5, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratification of the appointment of ZH CPA, LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2027. 3. To approve the Company’s 2026 Stock Incentive Plan. 4. To approve the issuance of shares of common stock of the Company to Aidy Chou, the Company’s Chief Executive Officer, Director, and Chairman of the Board, as compensation for past services rendered to the Company. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Annex C-1

0000715104_2 R2.09.05.010 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com ARMLOGI HOLDING CORP. Annual Meeting of Stockholders December 7, 2026 1:00 P.M. ET This proxy is solicited by the Board of Directors The undersigned hereby appoints Aidy Chou as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Armlogi Holding Corp. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m., Eastern Time on December 7, 2026, virtually at www.virtualshareholdermeeting.com/BTOC2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

Annex C-2